Exhibit 10.1

TCG BDC, Inc.

First Supplement to Master Note Purchase Agreement

Dated as of December 8, 2020

Re:    $75,000,000 4.50% Series 2020 Senior Notes
Due December 31, 2024

90193187_1

TCG BDC, Inc.

Dated as of
December 8, 2020

To the Additional Purchaser(s) named in
Schedule A hereto
Ladies and Gentlemen:
This First Supplement to Master Note Purchase Agreement (the “Supplement”) is among TCG BDC, Inc., a Maryland corporation (the “Company”), and the institutional investors named on Schedule A attached hereto (the “Additional Purchasers”).
Reference is hereby made to that certain Master Note Purchase Agreement dated as of December 30, 2019 (the “Note Purchase Agreement”) among the Company and the Purchasers listed on Purchaser Schedule thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Purchase Agreement. Reference is further made to Section 4.15 of the Note Purchase Agreement which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.
The Company hereby agrees with the Additional Purchaser(s) as follows:
    1.    The Company has authorized the issue and sale of $75,000,000 aggregate principal amount of its 4.50% Series 2020 Senior Notes due December 31, 2024 (the “Series 2020 Notes”). The Series 2020 Notes shall constitute an additional Series of Notes issued under Section 2.2 of the Note Purchase Agreement and, together with the Series 2019 Notes issued pursuant to the Note Purchase Agreement and each series of Additional Notes which may from time to time hereafter be issued pursuant to the provisions of Section 2.2 of the Note Purchase Agreement, are collectively referred to as the “Notes” (such term shall also include any such notes as amended, restated or otherwise modified from time to time pursuant to Section 17 of the Note Purchase Agreement and including any such notes issued in substitution therefor pursuant to Section 13 of the Note Purchase Agreement). The Series 2020 Notes shall be substantially in the form set out in Exhibit 1 hereto with such changes therefrom, if any, as may be approved by the Additional Purchaser(s) and the Company.
    2.    Subject to the terms and conditions hereof and as set forth in the Note Purchase Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to each Additional Purchaser, and each Additional Purchaser agrees to purchase from the Company, Series 2020 Notes in the principal amount set forth opposite such Additional Purchaser’s name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereinafter mentioned.

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TCG BDC, Inc.        Note Purchase Agreement

    3.    The sale and purchase of the Series 2020 Notes to be purchased by each Additional Purchaser shall occur at the offices of Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, at 8:00 a.m. Chicago time, at the closing (the “Series 2020 Closing”) on December 10, 2020 or on such other Business Day thereafter on or prior to December 11, 2020 as may be agreed upon by the Company and the Additional Purchasers. At the Series 2020 Closing, the Company will deliver to each Additional Purchaser the Series 2020 Notes to be purchased by such Additional Purchaser in the form of a single Series 2020 Note (or such greater number of Series 2020 Notes in denominations of at least $100,000 as such Additional Purchaser may request) dated the date of the Series 2020 Closing and registered in such Additional Purchaser’s name (or in the name of such Additional Purchaser’s nominee), against delivery by such Additional Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company as set forth in wire instructions provided by the Company. If, at the Series 2020 Closing, the Company shall fail to tender such Series 2020 Notes to any Additional Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Additional Purchaser’s satisfaction, such Additional Purchaser shall, at such Additional Purchaser’s election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Additional Purchaser may have by reason of such failure by the Company to tender such Series 2020 Notes or any of the conditions specified in Section 4 not having been fulfilled to such Additional Purchaser’s satisfaction.
    4.    The obligation of each Additional Purchaser to purchase and pay for the Series 2020 Notes to be sold to such Additional Purchaser at the Series 2020 Closing is subject to the fulfillment to such Additional Purchaser’s satisfaction, prior to the Series 2020 Closing, of the conditions set forth in Section 4 of the Note Purchase Agreement with respect to the Series 2020 Notes to be purchased at the Series 2020 Closing as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer the “Series 2020 Notes,” the “Series 2020 Closing” and the “Additional Purchaser” (each as defined in this Supplement) and to the following additional conditions:
    (a)    Except as supplemented, amended or superseded by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Purchase Agreement shall be correct as of the date of the Series 2020 Closing (except for representations and warranties which apply to a specific earlier date which shall be true as of such earlier date or as of the date specified in Exhibit A to the extent such provision is superseded in Exhibit A) and the Company shall have delivered to each Additional Purchaser an Officer’s Certificate, dated the date of the Series 2020 Closing certifying that such condition has been fulfilled.
    (b)    Contemporaneously with the Series 2020 Closing, the Company shall sell to each Additional Purchaser, and each Additional Purchaser shall purchase, the Series 2020 Notes to be purchased by such Additional Purchaser at the Series 2020 Closing as specified in Schedule A.
    5.    The Adjusted Interest Rate for the Series 2020 Notes shall be 5.50% per annum.
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TCG BDC, Inc.        Note Purchase Agreement

    6.    In addition to the covenants and agreements set forth in the Note Purchase Agreement, the Company covenants and agrees, for the benefit of the Additional Purchasers and each other holder of a Note, that the following definition is hereby added to the Schedule A of Note Purchase Agreement:
“Foreign Subsidiary” means any (a) direct or indirect Subsidiary of the Company that is organized under the laws of any jurisdiction other than the United States or its territories or possessions and that is treated as a corporation for United States federal income tax purposes, (b) direct or indirect Subsidiary of the Company which is a “controlled foreign corporation” within the meaning of the Code, (c) direct or indirect Subsidiary of the Company substantially all of whose assets consist of the capital stock of one or more direct or indirect Foreign Subsidiaries or (d) a Subsidiary of a Foreign Subsidiary.
    7.    Each Additional Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Purchase Agreement are true and correct on the date hereof with respect to the purchase of the Series 2020 Notes by such Additional Purchaser as if each reference to “Notes,” “Closing” and “Purchaser” set forth therein was modified to refer the “Series 2020 Notes,” the “Series 2020 Closing” and the “Additional Purchaser” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by this Supplement.
    8.    The Company and each Additional Purchaser agree to be bound by and comply with the terms and provisions of the Note Purchase Agreement as fully and completely as if such Additional Purchaser were an original signatory to the Note Purchase Agreement.
The execution hereof shall constitute a contract between the Company and the Additional Purchaser(s) for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

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TCG BDC, Inc.        Note Purchase Agreement

TCG BDC, Inc.

By:
    Name:
    Title:

Accepted as of __________, 2020

    [Additional Purchaser]

By:
    Name:
    Title:

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Information Relating to Additional Purchasers

Name and Address of Additional Purchaser	Principal Amount of Series 2020 Notes to Be Purchased
[Name of Additional Purchaser]	$
(1) All payments by wire transfer of immediately available funds to: with sufficient information to identify the source and application of such funds.
(2) All notices of payments and written confirmations of such wire transfers:
(3) All other communications:

Schedule A
to First Supplement to Master Note Purchase Agreement
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Exhibit A

Supplemental Representations
The Company represents and warrants to each Additional Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Purchase Agreement (other than representations and warranties that apply solely to a specific earlier date which shall be true as of such earlier date) is true and correct in all material respects as of the date hereof with respect to the Series 2020 Notes with the same force and effect as if each reference to “the Notes” set forth therein was modified to refer the “Series 2020 Notes” and each reference to “this Agreement” therein was modified to refer to the Note Purchase Agreement as supplemented by the Supplement; provided that references to “Exchange Act Reports” herein and therein shall mean the Company’s Form 10-K for the year ended December 31, 2019, Form 10-Q for the quarter ended March 31, 2020, Form 10-Q for the quarter ended June 30, 2020, Form 10-Q for the quarter ended September 30, 2020, Form 8-K filed on April 15, 2020, Form 8K filed on June 25, 2020 and the Form 8-K filed on November 4, 2020, including the documents incorporated therein by reference. The Section references hereinafter set forth correspond to the similar Sections of the Note Purchase Agreement which are supplemented hereby:
    Section 5.3.    Disclosure. The Company has delivered to each Additional Purchaser a copy of a Slide Deck, dated October 2020 (the “Deck”), relating to the transactions contemplated hereby. The Deck does not contain any untrue statement of a material fact. The Company’s most recent Form 10-K and Form 10-Q fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. This Agreement, the Deck and the documents, certificates or other writings delivered to the Additional Purchasers by or on behalf of the Company in connection with the transactions contemplated hereby and the Exchange Act Reports (collectively, the “Disclosure Documents”), taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents, since December 31, 2019, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary taken as a whole except changes that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents.
    Section 5.4.    Organization and Ownership of Shares of Subsidiaries. (a) Schedule 5.4 attached hereto (which schedule amends and restates Schedule 5.4 to the Note Purchase Agreement in its entirety) contains (except as noted therein) complete and correct lists of (i) the Company’s Subsidiaries, showing, as to each such Subsidiary, the name thereof, the jurisdiction of its organization, the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary and (ii) the Company’s directors and senior officers.
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    Section 5.5.    Financial Statements; Material Liabilities. All of the financial statements included in the Exchange Act Reports (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates of such financial statements and the consolidated results of their operations and cash flows for the respective periods covered thereby and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).
    Section 5.13.    Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series 2020 Notes or any similar Securities for sale to, or solicited any offer to buy the Series 2020 Notes or any similar Securities from, or otherwise approached or negotiated in respect thereof with, any Person other than the Additional Purchasers and not more than 6 other Institutional Investors, each of which has been offered the Series 2020 Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series 2020 Notes to the registration requirements of section 5 of the Securities Act or to the registration requirements of any Securities or blue sky laws of any applicable jurisdiction.
    Section 5.14.    Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series 2020 Notes hereunder as described in Schedule 5.14. No part of the proceeds from the sale of the Series 2020 Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any Securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 10% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms “margin stock” and “purpose of buying or carrying” shall have the meanings assigned to them in said Regulation U.
    Section 5.15.    Existing Indebtedness; Future Liens. (a) Except as described therein, Notes 6 and 7 to the Company’s most recent Form 10-Q set forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 2020, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

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[Form of Series 2020 Note]
TCG BDC, Inc.

4.50% Series 2020 Senior Note due December 31, 2024
No. [_________]    [Date]
$[____________]                                 PPN 872280 A# 9
For Value Received, the undersigned, TCG BDC, Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Maryland, hereby promises to pay to [____________], or registered assigns, the principal sum of [_____________________] Dollars (or so much thereof as shall not have been prepaid) on December 31, 2024 (the “Maturity Date”), with interest (computed on the basis of a 360 day year of twelve 30 day months) (a) on the unpaid balance hereof at the rate of (a) 4.50% per annum, as may be adjusted in accordance with Section 1.2 of the Note Purchase Agreement (as hereinafter defined), from the date hereof, payable quarterly, on the last day of March, June, September and December in each year, commencing with the last day of December next succeeding the date hereof, and on the Maturity Date, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, (x) on any overdue payment of interest and (y) during the continuance of an Event of Default, on such unpaid balance and on any overdue payment of any Make-Whole Amount or Prepayment Settlement Amount, at a rate per annum from time to time equal to the Default Rate (as defined in the hereinafter defined Note Purchase Agreement), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).
Payments of principal of, interest on and any Make-Whole Amount or Prepayment Settlement Amount with respect to this Note are to be made in lawful money of the United States of America at the office of the Company in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.
This Note is one of a series of Senior Notes (the “Notes”) issued pursuant to the First Supplement to the Master Note Purchase Agreement, dated as of December 8, 2020 (the “First Supplement”) to the Master Note Purchase Agreement, dated December 30, 2019 (as supplemented by the First Supplement and as otherwise amended, supplemented or modified from time to time, the “Note Purchase Agreement”), among the Company, the Purchasers named therein and Additional Purchasers of Notes from time to time issued pursuant to any Supplement to the Note Purchase Agreement, including the Additional Purchasers named in the First Supplement. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all series from time to time outstanding under the Note Purchase Agreement to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 21 of the Note Purchase Agreement and (ii) to have made the representation set forth in Section 6 of the Note Purchase Agreement. Unless otherwise indicated, capitalized terms used in this Note shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

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This Note is a registered Note with the Company and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.
This Note is not subject to regularly scheduled prepayments of principal. This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.
If an Event of Default occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount or Prepayment Settlement Amount) and with the effect provided in the Note Purchase Agreement.
This Note shall be construed and enforced in accordance with, and the rights of the Company and the holder of this Note shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.
TCG BDC, Inc.
By:     /s/Thomas Hennigan
    Name: Thomas Hennigan
    Title: Chief Financial Officer

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The foregoing is hereby
agreed to as of the
date thereof.
The United States Life Insurance Company
In the City of New York

By: AIG Asset Management (U.S.), as Investment Advisor

By:_/s/ Philip Kroger
Name: Philip Kroger
Title:    Vice President

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
90193187_1

The foregoing is hereby
agreed to as of the
date thereof.
Great American Insurance Company

By: /s/ Stephen C. Beraha
Name:    Stephen C. Beraha
Title:    Assistant Vice President

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
90193187_1

The foregoing is hereby
agreed to as of the
date thereof.

Great American Life Insurance Company

By: /s/ Mark F. Muething
Name:    Mark F. Muething
Title:    President

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
90193187_1

The foregoing is hereby
agreed to as of the
date thereof.
Federated Mutual Insurance Company

By: /s/ Donna Ennis
Name:    Donna Ennis
Title:    VP and Sr. Portfolio Manager

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
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The foregoing is hereby
agreed to as of the
date thereof.
Selective Way Insurance Company

By: /s/ Vaibhav Kalia
Name:    Vaibhav Kalia
Title:    VP, Senior Portfolio Manager

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
90193187_1

The foregoing is hereby
agreed to as of the
date thereof.
BASIS GV/PX (International) Ltd.

By: /s/ Laurie Harding
Name:    Laurie Harding
Title:    Director

TCG BDC, Inc.
First Supplement to Note Purchase Agreement
90193187_1